Federated Capital Appreciation Fund
Federated Kaufmann Fund
 (Portfolios of Federated Equity Funds)

Class A Shares
Class B Shares
Class C Shares
Class K Shares

-------------------------------------------------------------------------------

Supplement to current prospectuses dated December 31, 2004.

     Please add the following as the third paragraph under the section entitled "FREQUENT TRADING POLICIES:"



The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely effect the management of the Fund's portfolio and its performance.





                                                              August 29, 2005



     Federated Securities Corp., Distributor

     Cusip 314172701
     Cusip 314172800
     Cusip 314172883
     Cusip 314172594
     Cusip 314172677
     Cusip 314172669
     Cusip 314172651
     Cusip 314172644